EXHIBIT 99.1

Republic Announces Second Quarter Net Income of $6.0 Million with Diluted Earnings per Class A Common Stock of $0.28

July 20, 2007

Contact: Kevin Sipes

Executive Vice President & CFO

Louisville, KY — Republic Bancorp, Inc. (Republic or the Company) (NASDAQ: RBCAA), the holding company for Republic Bank & Trust Company and Republic Bank, posted net income of $6.0 million with diluted earnings per Class A Common Stock (“EPS”) of $0.28 for the second quarter of 2007, matching net income and EPS for the same period in 2006. “While several key revenue streams showed healthy growth, expenses representing investments in technology and banking center expansion offset growth in revenue. Management remains focused on building long-term shareholder value, as the Company continues with its plans to expand geographically, explore new initiatives, invest in talented associates and acquire more efficient technology. In particular, management is encouraged by the success of some of its newer initiatives such as the ‘Breakfree’ checking account, Republic’s Private Banking division and our expansion into Florida. In addition, the future appears to be extremely promising for Tax Refund Solutions with many changes occurring in the industry, which may positively impact Republic. The Company continues to tirelessly work to further enhance net income and earnings per share over the long-term,” commented Steve Trager, President & CEO of Republic.

Strong asset quality continued to be a prevailing theme for Republic during the second quarter of 2007. The Company’s level of non-performing loans remained firmly under one-half of one percent of outstanding loans finishing the quarter at 0.40%, while delinquent loans as a percent of total loans continued to be strong compared to peer at 0.70%. These positive factors helped support a provision for loan losses of only $147,000 for the second quarter of 2007. “As loan losses continue to grow at many banks across the country resulting from poor investment decisions in sub-prime real estate loans, our asset quality ratios remain strong — further underscoring our value as a safe and sound, long-term investment option for our shareholders,” further commented Steve Trager.

Growth in loan balances provided a positive impact to net interest income during the second quarter of 2007. Total loans grew by $131 million from $2.2 billion at June 30, 2006 to $2.3 billion at June 30, 2007. Overall, net interest income increased $957,000, or 5%, for the second quarter of 2007 compared to the same period in 2006. “We continue to have great success in the lending function, as much of our focus in 2007 has been concentrated on the origination of immediately repricing loans such as commercial, real estate construction and home equity lines of credit. However, due to our lending success, affordable funding remains an on-going challenge for the Company. We continue to face stern competition for deposits, which in turn increases our incremental cost of funds. Alternatively, if we are unable to gather enough deposits to fund our asset growth, the Company must obtain funding from higher cost borrowing sources such as brokered deposits or Federal Home Loan Bank advances. These factors, combined with the continued flatness of the yield curve, remain an obstacle to growing our net interest margin in the short-term. Instead the Company will continue to focus on sound asset growth to increase net interest income,” Steve Trager further noted.

Non interest income increased $1.8 million, or 26%, for the second quarter of 2007 compared to the same period in 2006. Service charges on deposits increased $569,000, or 14%, for the quarter thanks in large part to growth in the Company’s transaction account base, which surpassed 83,000 accounts as of June 30, 2007. Republic also experienced a significant increase in Net RAL securitization income as the Company revised higher its anticipated cash flows of the securitization residual primarily as a result of better than previously estimated losses related to loans sold into the securitization.

Non interest expense increased $3.3 million, or 18%, for the second quarter of 2007 to $21.5 million. The increase in non interest expense primarily resulted from an increase in personnel and occupancy costs related to growth in the Company’s infrastructure and sales staff. In particular, the Company experienced a significant increase in full time equivalent (“FTE”) employees from June 30, 2006 to June 30, 2007. “Our increase in non interest expense further highlights the significant investment Republic is making in its future. We have increased our staffing to accommodate current client activity as well as our significant future growth plans, which include at least 6 new banking centers over the next 12 months. In addition, the Company has made and will continue to make significant technology investments to enhance the efficiency of Republic’s associates. We believe all of these investments will greatly enhance the long-term franchise value of the Company,” Steve Trager commented.

During the second quarter of 2007, Republic introduced Remote Deposit Capture for its commercial client base. Remote Deposit Capture allows commercial clients to make large deposits of checks electronically without leaving their offices. Not only will this technology enhance the banking experience of commercial clients, but it will also reduce wait times for our retail clients at the teller line, thereby providing a better experience for them as well. The Company will also roll out an enhanced business on-line banking system in the third quarter, as well as a new “state of the art” phone system that will provide those clients who choose to “help themselves” with more self service banking options via the telephone.

“Republic’s Board of Directors has encouraged management to seize opportunities that come with reasonable and productive long-term growth potential. The Board recognizes that, in order to take advantage of these opportunities, it is necessary to make great investments in people, facilities, technology and infrastructure. These investments have the potential to dramatically increase earnings in the future. We maintain that a safe and sound long-term growth strategy is in the best interest of Republic and its shareholders as we remain firm in our commitment to never sacrifice long-term value for the benefit of short-term gain,” concluded Steve Trager.

Republic Bancorp, Inc. (Republic) has 38 banking centers and is the parent company of: Republic Bank & Trust Company with 34 banking centers in ten Kentucky communities — Bowling Green, Covington, Elizabethtown, Fort Wright, Frankfort, Georgetown, Lexington, Louisville, Owensboro, and Shelbyville and two banking centers in Jeffersonville and New Albany, Indiana. Republic Bank has two banking centers in Port Richey and New Port Richey, Florida. Republic Bank & Trust Company operates two Republic Finance offices in Louisville, as well as Tax Refund Solutions, a nationwide tax refund loan and check provider. Republic offers internet banking at www.republicbank.com. Republic has $3.1 billion in assets and $1 billion in trust assets under custody and management. Republic is headquartered in Louisville, Kentucky, and Republic Class A Common Stock is listed under the symbol ‘RBCAA’ on the NASDAQ Global Select Market.

Statements in this press release relating to Republic’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Republic’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in Republic’s 2006 Form 10-K and subsequent 10-Qs filed with the Securities and Exchange Commission.

Republic Bancorp, Inc. Financial Information

Second Quarter 2007 Earnings Release

(all amounts other than per share amounts and number of employees are expressed in thousands unless otherwise noted)

Balance Sheet Data
	June 30, 2007	Dec. 31, 2006	June 30, 2006
Assets:
Cash and cash equivalents	$72,585	$81,613	$74,843
Investment securities	584,347	561,772	442,373
Mortgage loans held for sale	16,430	5,724	4,162
Loans	2,335,844	2,300,888	2,204,733
Allowance for loan losses	(11,157)	(11,218)	(10,760)
Federal Home Loan Bank stock, at cost	23,955	23,111	22,351
Premises and equipment, net	36,833	36,560	32,062
Goodwill	10,025	10,016	—
Other assets and accrued interest receivable	37,385	38,321	29,174
Total assets	$3,106,247	$3,046,787	$2,798,938

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$293,383	$279,026	$279,800
Interest-bearing deposits	1,381,938	1,413,696	1,321,336
Total deposits	1,675,321	1,692,722	1,601,136

Securities sold under agreements to repurchase and other short-term borrowings	434,276	401,886	323,334
Federal Home Loan Bank advances	684,683	646,572	582,378
Subordinated note	41,240	41,240	41,240
Other liabilities and accrued interest payable	28,295	27,019	25,765
Total liabilities	2,863,815	2,809,439	2,573,853

Stockholders’ equity	242,432	237,348	225,085
Total liabilities and Stockholders’ equity	$3,106,247	$3,046,787	$2,798,938

Average Balance Sheet Data from Continuing Operations
	Second Quarter Ended June 30,		Six Months Ended June 30,
Assets:	2007	2006	2007	2006
Federal funds sold and other	$4,378	$20,867	$7,306	$13,332
Investment securities	583,385	484,970	581,461	504,447
Loans and fees	2,326,645	2,156,678	2,330,078	2,130,420
Total earning assets	2,914,408	2,662,515	2,918,845	2,648,199
Total assets	3,040,452	2,775,527	3,045,663	2,759,406

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$286,827	$286,620	$296,947	$294,741
Interest-bearing deposits	1,383,872	1,305,983	1,385,447	1,312,425
Securities sold under agreements to repurchase and other short-term borrowings	448,865	342,753	440,826	336,031
Federal Home Loan Bank advances	603,860	547,211	605,608	526,083
Subordinated note	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	2,477,837	2,237,187	2,473,121	2,215,779
Stockholders’ equity	244,781	223,853	241,997	220,019

Republic Bancorp, Inc. Financial Information

Second Quarter 2007 Earnings Release (continued)

Income Statement Data
	Second Quarter Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Total interest income (1)	$47,933	$41,775	$100,359	$86,148
Total interest expense	25,924	20,723	51,101	39,727
Net interest income	22,009	21,052	49,258	46,421

Provision for loan losses	147	573	3,827	1,903

Service charges on deposit accounts	4,658	4,089	8,810	7,752
Electronic refund check fees	683	523	4,112	3,951
Net RAL securitization income	1,095	404	3,702	2,418
Mortgage banking income	604	487	1,146	942
Debit card interchange fee income	1,107	899	2,111	1,739
Other	661	614	1,061	1,053
Total non interest income	8,808	7,016	20,942	17,855

Salaries and employee benefits	11,309	10,056	23,652	21,424
Occupancy and equipment, net	4,287	3,660	8,334	7,383
Communication and transportation	754	595	1,702	1,302
Marketing and development	846	605	1,667	1,185
Bankshares tax	630	546	1,293	1,102
Data processing	642	564	1,228	1,094
Debit card interchange expense	573	385	1,090	773
Supplies	450	310	908	658
Other	2,039	1,472	4,626	3,113
Total non interest expenses	21,530	18,193	44,500	38,034

Income from continuing operations before income tax expense	9,140	9,302	21,873	24,339
Income tax expense from continuing operations	3,171	3,337	7,598	8,513

Income from continuing operations before discontinued operations, net of income tax expense	5,969	5,965	14,275	15,826

Loss from discontinued operations before income tax benefit	—	(3)	—	(177)
Income tax benefit from discontinued operations	—	(2)	—	(62)

Loss from discontinued operations, net of income tax benefit (2)	—	(1)	—	(115)

Net income	$5,969	$5,964	$14,275	$15,711

Republic Bancorp, Inc. Financial Information

Second Quarter 2007 Earnings Release (continued)

	Second Quarter Ended June 30		Six Months Ended June 30,
	2007	2006	2007	2006
Per Share Data (3):
Basic average shares outstanding	20,617	20,493	20,609	20,475
Diluted average shares outstanding	21,013	21,032	21,107	21,029

End of period shares outstanding:
Class A Common Stock	18,099	18,139	18,099	18,139
Class B Common Stock	2,349	2,356	2,349	2,356

Book value per share	$11.86	$10.98	$11.86	$10.98

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.29	0.29	0.69	0.77
Basic earnings per Class B Common Stock	0.28	0.28	0.68	0.76
Diluted earnings per Class A Common Stock	0.28	0.28	0.67	0.75
Diluted earnings per Class B Common Stock	0.28	0.28	0.66	0.74

Earnings per share from discontinued operations (2):
Basic earnings per Class A Common Stock	0.00	0.00	0.00	0.00
Basic earnings per Class B Common Stock	0.00	0.00	0.00	(0.01)
Diluted earnings per Class A Common Stock	0.00	0.00	0.00	(0.01)
Diluted earnings per Class B Common Stock	0.00	0.00	0.00	0.00

Earnings per share:
Basic earnings per Class A Common Stock	0.29	0.29	0.69	0.77
Basic earnings per Class B Common Stock	0.28	0.28	0.68	0.75
Diluted earnings per Class A Common Stock	0.28	0.28	0.67	0.74
Diluted earnings per Class B Common Stock	0.28	0.28	0.66	0.74

Cash dividends declared per share:
Class A Common Stock	0.110	0.094	0.204	0.174
Class B Common Stock	0.100	0.086	0.186	0.158

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.79%	0.86%	0.94%	1.15%
Return on average assets	0.79	0.86	0.94	1.14
Return on average equity (ROE) from continuing operations	9.75	10.66	11.79	14.39
Return on average equity	9.75	10.66	11.79	14.28
Efficiency ratio from continuing operations (4)	70	65	63	59

Yield on average earning assets	6.58	6.28	6.88	6.51
Cost of interest-bearing liabilities	4.18	3.71	4.13	3.59
Net interest spread	2.40	2.57	2.75	2.92
Net interest margin	3.02	3.16	3.38	3.51

Asset Quality Ratios:
Loans on non-accrual status	6,834	6,569	6,834	6,569
Loans past due 90 days or more and still on accrual	2,483	564	2,483	564
Total non-performing loans	9,317	7,133	9,317	7,133
Other real estate owned	406	55	406	55
Total non-performing assets	9,723	7,188	9,723	7,188
Non-performing loans to total loans	0.40%	0.33%	0.40%	0.33%
Allowance for loan losses to total loans	0.48	0.49	0.48	0.49
Allowance for loan losses to non-performing loans	120	151	120	151
Net loan charge-offs to average loans (from continuing operations)	0.08	0.15	0.34	0.14
Delinquent loans to total loans (5)	0.70	0.41	0.70	0.41

Other Information:
End of period full-time equivalent employees	718	640	718	640
Number of banking centers	38	35	38	35

Republic Bancorp, Inc. Financial Information

Second Quarter 2007 Earnings Release (continued)

Balance Sheet Data

	Quarterly Comparison
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30 2006	June 30, 2006
Assets:
Cash and cash equivalents	$72,585	$78,447	$81,613	$66,145	$74,843
Investment securities	584,347	525,077	561,772	510,974	442,373
Mortgage loans held for sale	16,430	12,914	5,724	1,530	4,162
Loans	2,335,844	2,309,121	2,300,888	2,223,509	2,204,733
Allowance for loan losses	(11,157)	(11,487)	(11,218)	(10,857)	(10,760)
Federal Home Loan Bank stock, at cost	23,955	23,453	23,111	22,666	22,351
Premises and Equipment, net	36,833	36,019	36,560	31,981	32,062
Goodwill	10,025	10,025	10,016	—	—
Other assets and interest receivable	37,385	38,268	38,321	30,796	29,174
Total assets	$3,106,247	$3,021,837	$3,046,787	$2,876,744	$2,798,938

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$293,383	$306,923	$279,026	$282,134	$279,800
Interest-bearing deposits	1,381,938	1,398,240	1,413,696	1,265,120	1,321,336
Total deposits	1,675,321	1,705,163	1,692,722	1,547,254	1,601,136

Securities sold under agreements to
repurchase and other short-term borrowings	434,276	445,055	401,886	304,246	323,334
Federal Home Loan Bank advances	684,683	548,528	646,572	725,732	582,378
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	28,295	37,418	27,019	25,825	25,765
Total liabilities	2,863,815	2,777,404	2,809,439	2,644,297	2,573,853

Stockholders’ equity	242,432	244,433	237,348	232,477	225,085
Total liabilities and Stockholders’ equity	$3,106,247	$3,021,837	$3,046,787	$2,876,774	$2,798,938

Average Balance Sheet Data from Continuing Operations

	Quarterly Comparison
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30 2006	June 30, 2006
Assets:
Federal funds sold and other	$4,378	$10,266	$21,076	$15,474	$20,867
Investment securities	583,385	579,516	594,836	492,363	484,970
Loans and fees	2,326,645	2,333,647	2,275,539	2,204,309	2,156,678
Total earning assets	2,914,408	2,923,429	2,891,451	2,712,146	2,662,515
Total assets	3,040,452	3,050,905	3,019,196	2,825,716	2,775,527

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$286,827	$307,179	$279,144	$275,426	$286,620
Interest-bearing deposits	1,383,872	1,387,040	1,372,028	1,299,197	1,305,983
Securities sold under agreements to
repurchase and other short-term borrowings	448,865	432,698	427,736	345,156	342,753
Federal Home Loan Bank advances	603,860	607,375	638,459	609,548	547,211
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	2,477,837	2,468,353	2,479,463	2,295,141	2,237,187
Stockholders’ equity	244,781	239,182	234,613	228,112	223,853

Republic Bancorp, Inc. Financial Information

Second Quarter 2007 Earnings Release (continued)

Income Statement Data

	Quarterly Comparison
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006

Total interest income (6)	$47,933	$52,426	$46,614	$43,778	$41,775
Total interest expense	25,924	25,177	25,590	22,925	20,723
Net interest income	22,009	27,249	21,024	20,853	21,052

Provision for loan losses	147	3,680	289	110	573

Service charges on deposit accounts	4,658	4,152	4,462	4,291	4,089
Electronic refund check fees	683	3,429	148	3	523
Net RAL securitization income	1,095	2,607	240	113	404
Mortgage banking income	604	542	717	657	487
Debit card interchange fee income	1,107	1,004	970	935	899
Gain on sale of securities	—	—	300	—	—
Other	661	400	526	483	614
Total non interest income	8,808	12,134	7,363	6,482	7,016

Salaries and employee benefits	11,309	12,343	9,447	9,541	10,056
Occupancy and equipment, net	4,287	4,047	4,608	3,550	3,660
Communication and transportation	754	948	855	593	595
Marketing and development	846	821	731	543	605
Bankshares tax	630	663	254	546	546
Data processing	642	586	541	536	564
Debit card interchange expense	573	517	465	425	385
Supplies	450	458	324	289	310
Other	2,039	2,587	2,041	1,539	1,472
Total non interest expenses	21,530	22,970	19,266	17,562	18,193

Income from continuing operations before income tax expense	9,140	12,733	8,832	9,663	9,302
Income tax expense from continuing operations	3,171	4,427	2,896	3,309	3,337

Income from continuing operations before discontinued operations, net of income tax expense	5,969	8,306	5,936	6,354	5,965

Income (loss) from discontinued operations before income tax expense (benefit)	—		14	522	(3)
	—
Income tax expense (benefit) from discontinued operations	—	—	4	182	(2)

Income (loss) from discontinued operations, net of income tax expense (benefit) (2)	—	—	10	340	(1)

Net income	$5,969	$8,306	$5,946	$6,694	$5,964

Republic Bancorp, Inc. Financial Information

Second Quarter 2007 Earnings Release (continued)

	Four Quarter Comparison
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Per Share Data (3):
Basic average shares outstanding	20,617	20,602	20,537	20,510	20,493
Diluted average shares outstanding	21,013	21,196	21,161	21,060	21,032

End of period shares outstanding:
Class A Common Stock	18,099	18,266	18,242	18,171	18,139
Class B Common Stock	2,349	2,350	2,350	2,351	2,356

Book value per share	$11.86	$11.86	$11.53	$11.33	$10.98

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.29	0.40	0.29	0.31	0.29
Basic earnings per Class B Common Stock	0.28	0.40	0.28	0.30	0.28
Diluted earnings per Class A Common Stock	0.28	0.39	0.28	0.30	0.28
Diluted earnings per Class B Common Stock	0.28	0.38	0.27	0.29	0.28

Earnings per share from discontinued operations (2):
Basic earnings per Class A Common Stock	0.00	0.00	0.00	0.02	0.00
Basic earnings per Class B Common Stock	0.00	0.00	0.00	0.02	0.00
Diluted earnings per Class A Common Stock	0.00	0.00	0.00	0.02	0.00
Diluted earnings per Class B Common Stock	0.00	0.00	0.00	0.02	0.00

Earnings per share:
Basic earnings per Class A Common Stock	0.29	0.40	0.29	0.33	0.29
Basic earnings per Class B Common Stock	0.28	0.40	0.28	0.32	0.28
Diluted earnings per Class A Common Stock	0.28	0.39	0.28	0.32	0.28
Diluted earnings per Class B Common Stock	0.28	0.38	0.27	0.31	0.28

Cash dividends declared per share:
Class A Common Stock	0.110	0.094	0.094	0.094	0.094
Class B Common Stock	0.100	0.086	0.086	0.086	0.086

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.79%	1.09%	0.79%	0.90%	0.86%
Return on average assets	0.79	1.09	0.79	0.95	0.86
Return on average equity (ROE) from continuing operations	9.75	13.89	10.12	11.14	10.66
Return on average equity	9.75	13.89	10.14	11.74	10.66
Efficiency ratio from continuing operations (4)	70	58	68	64	65

Yield on average earning assets	6.58	7.17	6.45	6.46	6.28
Cost of interest-bearing liabilities	4.18	4.08	4.13	4.00	3.71
Net interest spread	2.40	3.09	2.32	2.46	2.57
Net interest margin	3.02	3.73	2.91	3.08	3.16

Asset Quality Data:
Loans on non-accrual status	6,834	6,039	5,980	5,435	6,569
Loans past due 90 days or more and still on accrual	2,483	815	413	205	564
Total non-performing loans	9,317	6,854	6,393	5,640	7,133
Other real estate owned	406	213	547	256	55
Total non-performing assets	9,723	7,067	6,940	5,896	7,188
Non-performing loans to total loans	0.40%	0.30%	0.28%	0.25%	0.33%
Allowance for loan losses to total loans	0.48	0.50	0.49	0.49	0.49
Allowance for loan losses to non-performing loans	120	168	175	193	151
Net loan charge-offs to average loans (from continuing operations)	0.08	0.58	(0.01)	—	0.15
Delinquent loans to total loans (5)	0.70	0.50	0.49	0.53	0.41

Other Information:
End of period full-time equivalent employees	718	729	698	672	640
Number of banking centers	38	38	38	35	35

Segment Data:

The reportable segments are determined by the type of products and services offered, distinguished between banking operations, mortgage banking operations and Tax Refund Solutions. The Company substantially exited the deferred deposit business during the first quarter of 2006; therefore, its segment operations are presented as discontinued operations. Loans, investments and deposits provide the majority of revenue from banking operations; servicing fees and loan sales provide the majority of revenue from mortgage banking operations; Refund Anticipation Loan (“RAL”) fees, Electronic Refund Check (“ERC”)/ Electronic Refund Deposit (“ERD”) fees and Net RAL securitization income provide the majority of the revenue from Tax Refund Solutions; and fees for providing deferred deposits or payday loans have historically represented the primary revenue source for the deferred deposit segment. All Company segments are domestic. Segment information for the three and six month periods ended June 30, 2007 and 2006 follows:

	Three Months Ended June 30, 2007
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$21,040	$858	$111	$22,009	$—
Provision for loan losses	171	(24)	—	147	—
Electronic Refund Check fees	—	683	—	683	—
Net RAL Securitization Income	—	1,095	—	1,095	—
Mortgage banking income	—	—	604	604	—
Other revenue	6,761	(55)	(280)	6,426	—
Income tax expense	2,494	606	71	3,171	—
Net income	4,691	1,145	133	5,969	—
Segment assets	3,085,341	4,411	16,495	3,106,247	—
Net interest margin	2.89%	50.83%	2.75%	3.02%	—

	Three Months Ended June 30, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$20,586	$380	$86	$21,052	$14
Provision for loan losses	792	(219)	—	573	(27)
Electronic Refund Check fees	—	523	—	523	—
Net RAL Securitization Income	—	404	—	404	—
Mortgage banking income	—	—	487	487	—
Other revenue	5,765	5	(168)	5,602	—
Income tax expense	2,962	297	78	3,337	(2)
Net income	5,390	433	142	5,965	(1)
Segment assets	2,791,124	3,574	4,240	2,798,938	740
Net interest margin	3.11%	39.06%	4.82%	3.16%	—

	Six Months Ended June 30, 2007
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$42,271	$6,777	$210	$49,258	$—
Provision for loan losses	380	3,447	—	3,827	—
Electronic Refund Check fees	—	4,112	—	4,112	—
Net RAL securitization income	—	3,702	—	3,702	—
Mortgage banking income	—	—	1,146	1,146	—
Other revenue	12,540	(54)	(504)	11,982	—
Income tax expense	4,603	2,857	138	7,598	—
Net income	8,647	5,368	260	14,275	—
Segment assets	3,085,341	4,411	16,495	3,106,247	—
Net interest margin	2.92%	66.86%	3.06%	3.38%	—

	Six Months Ended June 30, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$40,698	$5,591	$132	$46,421	$495
Provision for loan losses	1,239	664	—	1,903	(320)
Electronic Refund Check fees	—	3,951	—	3,951	—
Net RAL securitization income	—	2,418	—	2,418	—
Mortgage banking income	—	—	942	942	—
Other revenue	10,837	7	(300)	10,544	—
Income tax expense (benefit)	5,481	2,897	135	8,513	(62)
Net income (loss)	10,188	5,387	251	15,826	(115)
Segment assets	2,791,124	3,574	4,240	2,798,938	740
Net interest margin	3.10%	66.30%	4.67%	3.51%	—

Detail of Net RAL securitization income follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2007	2006	2007	2006

Net gain on sale of RALs	$—	$—	$2,607	$2,022
Increase in securitization residual	1,095	404	1,095	396
Net RAL securitization income	$1,095	$404	$3,702	$2,418

(1) — The amount of loan fee income included in total interest income was $1.7 million and $1.2 million for the quarters ended June 30, 2007 and 2006. The amount of loan fee income included in total interest income was $8.0 million and 7.0 million for the six months ended June 30, 2007 and 2006.

(2) — Represents the Company substantially exiting the payday loan segment of business during the first quarter of 2006.

(3) — Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2007.

(4) — Equals total non-interest expense divided by the sum of net interest income and non interest income.

(5) — Equals total loans over 30 days past due divided by total loans.

(6) — The amount of loan fee income included in total interest income was as follows: $1.7 million (June 30, 2007), $6.3 million (March 31, 2007), $888,000 (December 31, 2006), $971,000 (September 30, 2006), and $1.2 million (June 30, 2006).